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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that Clifford A. Barton, Trustee of Crown American Realty Trust (the "Company") whose signature appears below constitutes and appoints John M. Kriak and Ronald P. Rusinak, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 and any or all amendments or post-effective amendments thereto and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

June   , 1997
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Date                                         (Name) Clifford A. Barton
                                             Title:  Trustee



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                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that Donald F. Mazziotti, Trustee of Crown American Realty Trust (the "Company") whose signature appears below constitutes and appoints John M. Kriak and Ronald P. Rusinak, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 and any or all amendments or post-effective amendments thereto and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

June 12, 1997                                 /s/ DONALD F. MAZZIOTTI
---------------                              -----------------------
Date                                         (Name) Donald F. Mazziotti
                                             Title:  Trustee



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                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that Margaret T. Monaco, Trustee of Crown American Realty Trust (the "Company") whose signature appears below constitutes and appoints John M. Kriak and Ronald P. Rusinak, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for her and in her name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 and any or all amendments or post-effective amendments thereto and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

June 12, 1997                                /s/ MARGARET T. MONACO
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Date                                         (Name) Margaret T. Monaco
                                             Title:  Trustee

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that Zachary L. Solomon, Trustee of Crown American Realty Trust (the "Company") whose signature appears below constitutes and appoints John M. Kriak and Ronald P. Rusinak, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 and any or all amendments or post-effective amendments thereto and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

June   , 1997
---------------                              ----------------------
Date                                         (Name) Zachary L. Solomon
                                             Title:  Trustee